EXHIBIT 10.6


                            CONSENT AND REAFFIRMATION
                                   OF GUARANTY


THIS CONSENT AND REAFFIRMATION, made and entered into as of the 31st day of May, 1998 by PETER PFLAUM, EDMUND M. LUNDGREN, ALLAN D. LUNDGREN and GERALD T. LUNDGREN (collectively, the "Guarantors") in favor of NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association (the "Lender").

WHEREAS, the Lender entered into a certain Amended and Restated Demand Discretionary Revolving Credit Agreement dated as of March 18, 1994 (the "Credit Agreement") with Lundgren Bros. Construction, Inc., a Minnesota corporation (the "Borrower") concerning the extension by the Lender to the Borrower of a $2,200,000 Revolving Line of Credit; and

WHEREAS, the Borrower subsequently requested that the Lender agree to an increase in the "Maximum Loan Amount" as set forth in that certain Amendment, Extension and Reaffirmation Agreement dated March 14, 1995, among the Lender, the Borrower and the undersigned (the "First Amendment"); and

WHEREAS, the Borrower subsequently requested that the Lender agree to an increase in the "Maximum Loan Amount" as set forth in that certain Second Amendment, Extension and Reaffirmation Agreement dated February 24, 1997, among the Lender, the Borrower and the undersigned (the "Second Amendment"); and

WHEREAS, the obligation of the Borrower to repay advances under the Credit Agreement was evidenced by that certain Fifth Amended and Restated Revolving Note dated February 24, 1997, executed by the Borrower in the original principal amount of Four Million Two Hundred Fifty Thousand Dollars and payable to the order of Lender (the "Fifth Amended Note"); and

WHEREAS, the Borrower has now requested that the Lender agree to an increase in the Maximum Loan Amount as set forth in that certain Third Amendment, Extension and Reaffirmation Agreement of even date herewith among the Lender, the Borrower and the undersigned (the "Third Amendment"); and

WHEREAS, the Fifth Amended Note has now been superseded in its entirety by a certain Sixth Amended and Restated Revolving Note of even date herewith executed by the Borrower in the original principal amount of $4,750,000.00 and payable to the order of the Lender (the "New Revolving Note"); and

WHEREAS, the obligations of the Borrower under and pursuant to the Credit Agreement, the First Amendment, Second Amendment, Third Amendment, and the New Revolving Note are secured by, among other things, the First Life Insurance Assignment, the Second Life Insurance Assignment, the Third Life Insurance Assignment and the Guarantor Life Insurance Assignments (as those terms are defined in the First Amendment); and

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WHEREAS, the payment and performance of the obligations of the Borrower under and pursuant to the Fourth Amended Note and the Credit Agreement, as amended, among other things, have been jointly and severally guaranteed by the Guarantors pursuant to that certain Guaranty dated as of November 5, 1990, executed by the Guarantors and Patrick C. Wells and delivered to the Lender (the "Guaranty"); and

WHEREAS, the Lender is willing to execute the Third Amendment and to extend advances to or for the benefit of the Borrower pursuant to the New Revolving Note only upon receipt of this Consent and Reaffirmation from the Guarantors.

NOW, THEREFORE, in consideration of the foregoing Recitals, which are hereby made a part hereof, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, do hereby agree as follow:

1. Each of the Guarantors hereby consents to the terms of the Third Amendment and the New Revolving Note and all of the terms and provisions contained therein.

2. Each of the Guarantors hereby repeats, reasserts, and reaffirms as of the date hereof, all of the representations, warranties and covenants contained in the Guaranty and the documents executed in connection therewith, as if said representations, warranties and covenants were fully set forth herein.

3. Each of the Guarantors hereby acknowledges and agrees that any and all references contained in the Guaranty to the term "Note" shall henceforth mean and refer to the New Revolving Note and that all indebtedness of the Borrower to the Lender pursuant to the New Revolving Note shall constitute "Obligations," the payment and performance of which are absolutely and unconditionally guaranteed to the Lender by the Guarantors pursuant to the Guaranty.

4. The Guarantors further acknowledge and agree that the Guaranty shall be and is hereby amended to provide that all references contained in the Guaranty to the term "Credit Agreement" shall henceforth mean and refer to the Credit Agreement, as amended by the First Amendment, the Second Amendment and the Third Amendment.

5. The Guarantors hereby further acknowledge and agree that the Guaranty remains fully enforceable and in full force and effect in accordance with its original terms, except as expressly amended hereby and as previously amended in writing, and is not subject to any defense, counterclaim or right of setoff as of the date hereof. The Guarantors further acknowledge that the liability of the Guarantors under the Guaranty is and continues to be joint and several.

6. Each of the Guarantors hereby releases the Lender, and each of its officers, directors, agents, employees, legal counsel and other representatives from any and all claims, demands, causes of action, liability, damage, loss, cost and expense which any of them have paid, incurred, or sustained, known or unknown, absolute or contingent, as a result of or related to (a) the transactions evidenced by or related to any of the Loan Documents (as that term is defined in the

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Third Amendment) or (b) any acts or omissions of the Lender, or any of its officers, directors, agents, employees, legal counsel or other representatives in connection therewith or related thereto.

7. In light of the impending separation of Patrick C. Wells from service with the Borrower, the Lender has not required Mr. Wells to execute this Consent and Reaffirmation. Guarantors acknowledge, however, that the Lender intends that Mr. Wells remain obligated and liable to the Lender under the Guaranty, in accordance with its terms, notwithstanding his failure to execute this Consent and Reaffirmation. Nothing contained herein should be interpreted as an expression of intent by the Lender to release or reduce the liability of Mr. Wells under the Guaranty.

8. This Consent and Reaffirmation of Guaranty may be executed in counterparts, each of which shall be deemed an original but all of which, taken together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Guarantors have executed and delivered this Consent and Reaffirmation of Guaranty as of the day and year first above written.


                                          --------------------------------------
                                          PETER PFLAUM


                                          --------------------------------------
                                          EDMUND M. LUNDGREN


                                          --------------------------------------
                                          ALLAN D. LUNDGREN


                                          --------------------------------------
                                          GERALD T. LUNDGREN